GOODHAVEN FUND
(A Series of The GoodHaven Funds Trust)

(Symbol: GOODX)

SUPPLEMENT DATED OCTOBER 15, 2019 TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30, 2019

This supplement provides new and additional information beyond that contained in the Prospectus (under the heading “MANAGEMENT OF THE FUND”) and the SAI (under the heading “THE FUND’S INVESTMENT ADVISOR”) and should be read in conjunction with the Prospectus and SAI.

On October 10, 2019 the Trust filed a preliminary proxy statement with the SEC (the “Preliminary Proxy Statement”) to announce that a special meeting of the Fund’s shareholders will be held on November 26, 2019 to consider and approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor.  On August 20, 2019, the Board, including its independent trustees, approved the new investment advisory agreement in connection with changes in ownership percentages of the Advisor that will result in a change in control of the Advisor.

In October 2019, the Advisor and its members (Keith Trauner, Larry Pitkowsky, and Markel Corporation) finalized the terms of agreements that will result in a change in control of the Advisor, including a Membership Interest Purchase and Redemption Agreement by and between Mr. Trauner (and his affiliates) and the Advisor and an Amended and Restated Operating Agreement of the Advisor by and among Mr. Trauner, Mr. Pitkowsky (and his affiliates), and Markel.  Upon the closing of the agreements, Mr. Pitkowsky will become the controlling member of the Advisor and the Portfolio Manager of the Fund and Mr. Trauner and Markel will own minority interests in the Advisor entitling them to certain non-voting interests and profit participation in the Advisor. The changes in ownership percentages and control interests may be deemed to be a change in control of the Advisor which requires that the new investment advisory agreement be approved by the Fund’s shareholders.

For more information regarding the Board’s considerations regarding its approval of the new investment advisory agreement and the required shareholder vote, please see the Preliminary Proxy Statement and the definitive proxy statement which the Trust intends to mail to the Fund’s shareholders on or about October 24, 2019.

Please retain this Supplement with your Prospectus and Statement of Additional Information dated March 30, 2019 for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-OK-GOODX or 1-855-654-6639.